UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  November 15, 2005

(Date of Earliest Event Reported): November 10, 2005

SYMYX TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-27765	77-0397908
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

3100 Central Expressway
Santa Clara, California	95051
(Address of Principal Executive Offices)	(Zip Code)

(408) 764-2000

(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.              Entry into a Material Definitive Agreement

On November 10, 2005, the lease agreement by and between the Registrant (“Tenant”) and Oakmead Ventures LLC (“Landlord”), a California Limited Liability Company, became effective (the “Agreement”).  Under the terms of the Agreement, Tenant will have the right to occupy the premises located at 415 Oakmead Parkway, Sunnyvale, California.  The lease term will be 10 years commencing upon December 1, 2005 and ending November 15, 2015. Under the terms of the Agreement, the Registrant will initially have the right to occupy approximately 30,000 square feet of space known as Suite 415A Oakmead Parkway and then on June 1, 2007 Tenant will have the right to occupy approximately 60,000 square feet, known as Suites 415A and 415B Oakmead Parkway, for the remainder of the lease term.

The Registrant is obligated to pay certain expenses and to make minimum lease payments of approximately $5.5 million over the next 10 years, comprised of $21,600 per month through April 30, 2007, increasing thereafter (with the expanded square footage) to $45,000 per month augmented 3% annually thereafter starting June 1, 2008.

A copy of the lease agreement is attached as Exhibit 10.19 to this Current Report on Form 8-K.

Item 2.03.              Creation of a Direct Financial Obligation or an Obligation under Off-Balance Sheet Arrangement of a Registrant

Under the lease agreement discussed in Item 1.01, the Registrant will be obligated to pay the Landlord minimum lease payment totaling approximately $5.5 million over the 10 year lease term commencing December 1, 2005, as described in further detail under Item 1.01 of this Current Report.

Item 9.01.              Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.19

Standard Industrial/Commercial Multi-Tenant Lease Modified Net Effective November 10, 2005 by and between Symyx Technologies, Inc. and Oakmead Ventures LLC for the premises at 415 Oakmead Parkway, Sunnyvale, California and addenda and inserts thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMYX TECHNOLOGIES, INC.
(Registrant)

Date: November 15, 2005	By:	/s/ Steven D. Goldby
Steven D. Goldby
Chairman of the Board,
Chief Executive Officer
(Principal Executive Officer)

Date: November 15, 2005	By:	/s/ Jeryl L. Hilleman
Jeryl L. Hilleman
Executive Vice President,
Chief Financial Officer
(Principal Financial and Accounting Officer)

EXHIBIT INDEX

10.19

Standard Industrial/Commercial Multi-Tenant Lease Modified Net Effective November 10, 2005 by and between Symyx Technologies, Inc. and Oakmead Ventures LLC for the premises at 415 Oakmead Parkway, Sunnyvale, California and addenda and inserts thereto